Exhibit 99.1

GROWING WITH FOCUS November 22, 2016GROWING WITH FOCUS November 22, 2016

VIDEO Introductory

BRIAN KARABA Treasurer and Senior Vice President, Investor Relations and Corporate Finance Welcome and Opening Remarks

Disclaimers

HYATT

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements includes statements about Hyatt Hotels Corporation's ("Hyatt" or the "Company") plans, strategies, financial performance, prospects or future events and involve known and unknown risks that are difficult to predict. As a result, our actual financial results, performance, achievements or prospects may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of the words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "continue," "likely," "will," "would," "illustrative," "projects," "potential," "forecasts," "future", "guidance" and variations of these terms and similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Accordingly, there can be no assurance that management's expectations, beliefs, estimates, projections and guidance will be achieved and actual results may differ materially from what is expressed in or indicated by the forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, among others, general economic uncertainty in key global markets and a worsening of global economic conditions or low levels of economic growth; the rate and the pace of economic recovery following economic downturns; levels of spending in business and leisure segments as well as consumer confidence; declines in occupancy and average daily rate; limited visibility with respect to future bookings; loss of key personnel; hostilities, or fear of hostilities, including future terrorist attacks, that affect travel; travel-related accidents; natural or man-made disasters such as earthquakes, tsunamis, tornadoes, hurricanes, floods, oil spills, nuclear incidents and global outbreaks of pandemics or contagious diseases or fear of such outbreaks; our ability to successfully achieve certain levels of operating profits at hotels that have performance guarantees in favor of our third party owners; the impact of hotel renovations; risks associated with our capital allocation plans and execution of our share repurchase program; the seasonal and cyclical nature of the real estate and hospitality businesses; changes in distribution arrangements, such as through Internet travel intermediaries; changes in the tastes and preferences of our customers, including the entry of new competitors in the lodging business; relationships with colleagues and labor unions and changes in labor laws; financial condition of, and our relationships with, third-party property owners, franchisees and hospitality venture partners; the possible inability of third-party owners, franchisees or development partners to access capital necessary to fund current operations or implement our plans for growth; risks associated with potential acquisitions and dispositions and the introduction of new brand concepts; the timing of acquisitions and dispositions; failure to successfully complete proposed transactions (including the failure to satisfy closing conditions or obtain required approvals); unforeseen terminations of our management or franchise agreements; changes in federal, state, local or foreign tax law; increases in interest rates and operating costs; foreign exchange rate fluctuations or currency restructurings; lack of acceptance of new brands or innovation; our ability to successfully implement our new global loyalty program; general volatility of the capital markets and our ability to access such markets; changes in the competitive environment in our industry, including as a result of industry consolidation, and the markets where we operate; cyber incidents and information technology failures; outcomes of legal or administrative proceedings; violations of regulations or laws related to our franchising business; and other risks discussed in the Company's filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K, which filings are available from the SEC. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this presentation. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Non-GAAP Financial Measures

This presentation includes references to certain financial measures, each identified with the symbol "†", that are not calculated or presented in accordance with generally accepted accounting principles in the United States ("GAAP"). These non-GAAP financial measures have important limitations and should not be considered in isolation or as a substitute for measures of the Company's financial performance prepared in accordance with GAAP. In addition, these non-GAAP financial measures, as presented, may not be comparable to similarly titled measures of other companies due to varying methods of calculations. For how we define the non-GAAP financial measures and a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP measure, please refer to the Appendix at the end of this presentation.

Statement Regarding Use of Trademarks

Park Hyatt®, Grand Hyatt®, Hyatt Regency®, Hyatt®, Andaz®, Hyatt Centric®, The Unbound Collection by Hyatt™, Hyatt Place®, Hyatt House®, Hyatt Ziva™, Hyatt Zilara™ and Hyatt Residence Club®, Hyatt Residences®, Hyatt Gold Passport®, Hyatt Resorts™ and related trademarks, logos, trade names and service marks appearing in this presentation are the property of Hyatt Corporation, a wholly owned subsidiary of Hyatt Hotels Corporation. All other trademarks, trade names or service marks appearing in this presentation are the property of their respective owners.

This presentation is incomplete without reference to, and should be viewed solely in connection with, the oral presentation that accompanies this presentation; an audio webcast of the oral presentation will be available at www.investors.hyatt.com.

HYATT / GROWING WITH FOCUS 2016

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HYATT / GROWING WITH FOCUS 2016 Overview of Agenda Pat Grismer Chief Financial Officer Tom Pritzker Executive Chairman of the Board Maryam Banikarim Chief Marketing Officer Mark Hoplamazian President and Chief Executive Officer 5

HYATT / GROWING WITH FOCUS 2016 54 645 PROPERTIES 60 YEAR HISTORY 100,000 COLLEAGUES COUNTRIES 6CONTINENTS across 6 54 Countries across 6 Continents 645 Properties 60 Year History 100,000 Collegues One of 25 Companies Named World s Best Multinational Workplace World of Hyatt Park Hyatt Grand Hyatt Hyatt Regency Place House Zilara Andaz Centric Residence Club Growing with focus 2016

HYATT / GROWING WITH FOCUS 2016 Hotel Portfolio Has Grown Nearly 70% Since IPO 2009 2016F* Total Hotels (1) 8% CAGR 7 399 &gt;664 (1) Total Hotels; includes All-Inclusive properties; excludes branded residences, serviced apartments and vacation ownership properties * Company s forecasts are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company s expectations may change. There can be no assurance that the Company will achieve these results.

HYATT / GROWING WITH FOCUS 2016 Adjusted EBITDA Has Grown 9% Annually Since 2009 $425 $785-795 2009 2016F(1) Adjusted EBITDA (Millions) 9% CAGR 8 * (1) Our forecast of Adjusted EBITDA assumes no additional material acquisitions or dispositions during the remainder of 2016 * Company s forecasts are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company s expectations may change. There can be no assurance that the Company will achieve these results.

HYATT / GROWING WITH FOCUS 2016 Owned and Leased Segment Margins Have Expanded 600 bps 18% ~ 24% 2009 2016F Owned and Leased Segment Hotel Operating Margin +600 bps 9 * Company s forecasts are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company s expectations may change. There can be no assurance that the Company will achieve these results. *

HYATT / GROWING WITH FOCUS 2016 Adjusted EBITDA Margins Have Expanded 900 bps % of Rooms that are Owned & Leased 24% 12% 21% ~ 30% 2009 2016F Adjusted EBITDA Margin +900 BPS * Company s forecasts are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company s expectations may change. There can be no assurance that the Company will achieve these results. * 10

HYATT / GROWING WITH FOCUS 2016 Return on Gross Assets (ROGA) Has Increased by 300 bps 5.0% ~ 8.0% 2009 TTM as of Q3 2016 Return on Gross Assets (ROGA) +300 bps 11

HYATT / GROWING WITH FOCUS 2016 Today s Message GROWING with FOCUS 12

MARK HOPLAMAZIAN President and Chief Executive Officer Focus is the Key to Our Success

HYATT / GROWING WITH FOCUS 2016 Fundamental Scale Differences Have Not Changed with Recent Industry Consolidation 14 645 5,974 4,820 5,070 3,942 Hyatt Marriott / Starwood Hilton Intercontinental Accor Total Number of Properties (as of Q3 2016) Source: Quarterly Reports on Form 10-Q for the fiscal quarter ended September 30, 2016 (Hyatt, Marriott, Hilton); 2016 Interim Results (Intercontinental, Accor)

HYATT / GROWING WITH FOCUS 2016 Fundamental Scale Differences Have Not Changed with Recent Industry Consolidation 15 645 5,974 4,820 5,070 3,942 321,000 Hyatt Marriott / Starwood Hilton Intercontinental Accor Expedia Total Number of Properties (as of Q3 2016) Source: Quarterly Reports on Form 10-Q for the fiscal quarter ended September 30, 2016 (Hyatt, Marriott, Hilton, Expedia, Booking.com); 2016 Interim Results (Intercontinental, Accor) )

HYATT / GROWING WITH FOCUS 2016 Fundamental Scale Differences Have Not Changed with Recent Industry Consolidation 16 645 5,974 4,820 5,070 3,942 321,000 1,042,000 Hyatt Marriott / Starwood Hilton Intercontinental Accor Expedia Booking.com Total Number of Properties (as of Q3 2016) Source: Quarterly Reports on Form 10-Q for the fiscal quarter ended September 30, 2016 (Hyatt, Marriott, Hilton, Expedia, Booking.com); 2016 Interim Results (Intercontinental, Accor) )

HYATT / GROWING WITH FOCUS 2016 Scale Does Not Necessarily Drive Competitive Advantage Incremental scale is less relevant once a minimum relevant scale is achieved Hyatt has the minimum relevant scale necessary to compete and grow Enduring competitive advantage is rooted in brand relevance, emotional engagement and executional excellence 17

HYATT / GROWING WITH FOCUS 2016 It All Starts with Understanding the Customer Experiences valued more than just Products Access preferred over ownership Increased demand for personalized experience Heightened focus on wellness / well-being Increased emphasis on convenience / on-demand access, largely enabled by mobile devices 18

HYATT / GROWING WITH FOCUS 2016 The Essence of Our Growth Strategy Customer Focus Experiences to Drive Preference Multiple Levers of Growth 19

HYATT / GROWING WITH FOCUS 2016 The Essence of Our Growth Strategy Customer Focus Multiple Levers of Growth Experiences to Drive Preference 20

HYATT / GROWING WITH FOCUS 2016 Customer Focus: The High-End Traveler 21 21% 52% 27% 9% 49% 32% 10% 2% 35% 33% 29% 9% 2% 20% 70% Rooms Mix by Chain Scale (1) Goldman Sachs Investment Research, 9/26/2016 Source: Quarterly Reports on Form 10-Q for the fiscal quarter ended September 30, 2016 (Hyatt, Marriott, Hilton); 2016 Interim Results (Intercontinental, Accor) Hyatt Marriott(1) Hilton IHG $119 $141 $159 $182 FY 2015 ADR Luxury Upper Upscale Upscale Midscale /Econ

HYATT / GROWING WITH FOCUS 2016 Hallmarks of the Hyatt brand Key Locations High-Quality Assets 22 Differentiated Guest Experiences

We ve Gained Share in Full Service 8.4% 7.6% 5.2% 4.9% 1.7% 3.2% 3.4% Q1-2015 Q2-2015 Q3-2015 Q4-2015 Q1-2016 Q2-2016 Q3-2016 Hyatt U.S. Systemwide RevPAR Growth vs. STR Hyatt Full Service STR Luxury STR Upper Upscale 7 consecutive quarters of outperformance Source: Smith Travel Research 23

And Equally in Select Service Source: Smith Travel Research 10.1% 7.2% 7.1% 6.3% 6.5% 6.9% 4.7% Q1-2015 Q2-2015 Q3-2015 Q4-2015 Q1-2016 Q2-2016 Q3-2016 Hyatt U.S. Systemwide RevPAR Growth vs. STR Hyatt Select Service STR Upscale 24

HYATT / GROWING WITH FOCUS 2016 Our Customer Focus Has Enabled Deliberate Growth 399 &gt;664 2009 2016F* Hotels 2009 2016F* Number of Rooms 5% CAGR 8% CAGR ~120,000 &gt; 172,000 * The Company s forecasts are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company s expectations may change. There can be no assurance that the Company will achieve these results. 25

HYATT / GROWING WITH FOCUS 2016 ~120,000 ~172,000 2009 2010 2011 2012 2013 2014 2015 2016F* Number of Rooms With Accelerating Momentum 3.5% CAGR (2009-2012) 6.6% CAGR (2012-2016) 26 * The Company s forecasts are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company s expectations may change. There can be no assurance that the Company will achieve these results.

HYATT / GROWING WITH FOCUS 2016 The Essence of Our Growth Strategy Customer Focus Experiences to Drive Preference Multiple Levers of Growth 27

HYATT / GROWING WITH FOCUS 2016 Care is at the Center of Our Purpose WE care FOR PEOPLE SO THEY CAN BE THEIR BEST 28

HYATT / GROWING WITH FOCUS 2016 How We re Scaling Care 29 Unscripted Engagement Digital Engagement Personalized Engagement

HYATT / GROWING WITH FOCUS 2016 75% of our customers give us a 9 or a 10 in Customer Service Our Focus on Care is Being Felt by Our Guests 70% of our customers give us a 9 or a 10 in Staff Sincerely Cares thoughtful gesture courteous very sweet greeted with welcomed thanks a lot very nice pleasantness such kindness kept greeting me treated genuine concern nice placed neatly welcomed 30

HYATT / GROWING WITH FOCUS 2016 Guest Experience Drives Loyalty 11% CAGR 2011 2015 MEMBERSHIP 31 Gold Passport

HYATT / GROWING WITH FOCUS 2016 And Increased Guest Engagement 4.7 2.9 Loyalty Program Members Non-Members Average Room nights per Year (2015) 24% 35% 2011 2015 Gold Passport Penetration (Revenue) 32

HYATT / GROWING WITH FOCUS 2016 Resulting in Significant Spend by Our Best Guests $16,800 $5,700 $860 Diamond Platinum Base Average Revenue by Tier $1,460 $470 HGP Member Non-Member Average Revenue by Member Type 33 (Year Ended 2015) (Year Ended 2015)

HYATT / GROWING WITH FOCUS 2016 Taking Loyalty to the Next Level 34 WORLD OF HYATT

HYATT / GROWING WITH FOCUS 2016 The Essence of Our Growth Strategy Customer Focus Experiences to Drive Preference Multiple Levers of Growth 35

HYATT / GROWING WITH FOCUS 2016 Portfolio of brands New hotel development Adjacent spaces We Have Many Levers of Growth 36

HYATT / GROWING WITH FOCUS 2016 With Lots of Places to Expand 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Large Mid-Sized Small Airport Resort % of US Markets with Distribution 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Large Mid-Sized Small Airport Resort % of US Tracts with Distribution As of Q1 2016 Source: Boston Consulting Group; Smith Travel Research 37 Hilton Hyatt IHG Marriot Starwood

HYATT / GROWING WITH FOCUS 2016 Despite Our Focus on Quality and Targeted Growth, We Are an Industry Leader in Development 38% 36% 33% 30% 30% Hilton Hyatt Marriott IHG Accor Pipeline as % of Existing Rooms (1) Goldman Sachs Investment Research, 9/26/2016 Source: Quarterly Reports on Form 10-Q for the fiscal quarter ended September 30, 2016 (Hyatt, Marriott, Hilton); 2016 Interim Results (Intercontinental, Accor) 2015 ADR $141 $182 $159 $119 $90(1) (1) 38

HYATT / GROWING WITH FOCUS 2016 Our Distribution Has Shown Impressive Growth 298 433 2009 2016 # of Global Tracts with Hyatt Representation 45 54 2009 2016 # of Countries with Hyatt Representation Source: Smith Travel Research, as of 9/30/2016 39

HYATT / GROWING WITH FOCUS 2016 And Is Expected to Continue to Grow Over the Next 3 Years 298 433 560 2009 2016 2019E* 2009 2016 2019 # of Global Tracts with Hyatt Representation # of Countries with Hyatt Representation 45 54 &gt;70 &gt; * Source: Smith Travel Research, as of 9/30/2016 The Company s forecasts are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company s expectations may change. There can be no assurance that the Company will achieve these results. 40

HYATT / GROWING WITH FOCUS 2016 Insight-driven Customer Experience Design Experience-Delivery Focus Brand Love / Emotional Engagement Core + Adjacent Spaces Strategic Context for Growth FROM TO Product Design Operations-Driven Execution Loyalty Program Core Business Only 41

HYATT / GROWING WITH FOCUS 2016 TRADITIONAL NON-TRADITIONAL EXPERIENCE TYPES Context Informs Avenues of Growth STAYS NON-STAYS On-premise events and/or clubs F&B on premises Spa experiences Vacations homes Destination club Cruises, trains, etc. Adventure travel Off-premise events and/or clubs F&B in community Hotels (where we are today) Execution alternatives: build, buy, or partner VENUES 42

HYATT / GROWING WITH FOCUS 2016 The Essence of Our Strategy 43 CUSTOMER FOCUS EXPERIENCES TO DRIVE PREFERENCE MULTIPLE LEVERS OF GROWTH

HYATT / GROWING WITH FOCUS 2016 Openings Pipeline Loyalty Program Market Share Strategy Driving Growth 44 CUSTOMER FOCUS EXPERIENCES TO DRIVE PREFERENCE MULTIPLE LEVERS OF GROWTH MOMENTUM RevPAR Growth Margin Improvement Hotel Development PERFORMANCE

HYATT / GROWING WITH FOCUS 2016 How We Bring Our Strategy to Life BUILD & DELIVER OPERATE GROW Brand-led Experiences with Excellence with Intent GOAL: become the most PREFERRED hospitality brand LOVED AND RESPECTED BY ALL PURPOSE: We care for people so they can be their best CULTIVATE The Best People and Evolve the Culture 45

MARYAM BANIKARIM Chief Marketing Officer Build and Deliver Brand-led Experiences

HYATT / GROWING WITH FOCUS 2016 BUILD & DELIVER OPERATE GROW Brand-led Experiences with Excellence with Intent GOAL: CULTIVATE The Best People and Evolve the Culture 47 PURPOSE: We care for people so they can be their best become the most PREFERRED hospitality brand LOVED AND RESPECTED BY ALL

HYATT / GROWING WITH FOCUS 2016 48 Irrational Loyalty NOTE: The above logos are shown for informational purposes to illustrate relevant examples

HYATT / GROWING WITH FOCUS 2016 A New Loyalty Program 49 To foster a community of loyalists, increase incremental spend and better serve our guests Deliver a customer value proposition that increases share of wallet with target guests Ensure that program is competitive & financially sound Align with overall strategy and purpose Drive awareness & crosspollination of Hyatt brand portfolio PRIMARY OBJECTIVE SUPPORTING GOALS

HYATT / GROWING WITH FOCUS 2016 Introducing 50 WORLD OF HYATT

Video World of Hyatt

HYATT / GROWING WITH FOCUS 2016 New Program Highlights Enhanced benefits based on qualitative and quantitative research Elite tier status earned based on nights stayed or dollars spent; stays eliminated as criteria for elite tier status Number of elite tier levels expanded from 2 to 3; Progressive benefits added to incent nights once top elite tier is achieved 52

HYATT / GROWING WITH FOCUS 2016 Initial Stakeholder Reactions Positive ?Hyatt gets credit for bringing a new model of loyalty to its rewards program. If it proves successful, Hyatt will reap the rewards far before its lagging competitors.? ~ Forbes ?reflects a somewhat significant loyalty strategy pivot for Hyatt in that it was distinctly designed to ?build community and engage with our customers who are that high end of the travel space.? ~ SKIFT ?This sort of program is certainly moving in the right direction (nights & spend).? ~ Hyatt Owner 53

HYATT / GROWING WITH FOCUS 2016 To Meet Customer Needs Luxury Lifestyle Modern Essentials Premium All Inclusive Vacation Ownership Our Portfolio of Brands 54 THE UNBOUND COLLECTION BY hyatt CALLUP GREAT WORKPLACE AWARD GREAT PLACE TO WORK WORLD?S BEST MULTINATIONAL WORKPLACES 2016 THE UNBOUND COLLECTION BY HYATT GRAND HYATT ANDAZ PARK HYATT HYATT REGENCY HYATT CENTRIC HYATT PLACE HYATT HOUSE

THE UNBOUND COLLECTION BY hyatt CALLUP GREAT WORKPLACE AWARD GREAT PLACE TO WORK WORLD?S BEST MULTINATIONAL WORKPLACES 2016 THE UNBOUND COLLECTION BY HYATT GRAND HYATT ANDAZ PARK HYATT HYATT REGENCY HYATT CENTRIC HYATT PLACE HYATT HOUSE HYATT / GROWING WITH FOCUS 2016 Start with Customer Needs 55 Ambitious Loyalists Looking for recognition and a way to be productive in a sophisticated, high-tech environment Discerning Global Traveler Elegant + personalized experience in calm, familiar surroundings Uncompromising Residents Looking to be productive and keep their routines in a comfortable, home-like setting Memory Makers Family oriented adventure with casual comforts Reconnecting Escapists Sophisticated luxury, with a hint of adventure Inspired Expressive Looking to meet new people through fun, curated experiences Savvy Explorers Seeking an affordable, modern experience with a hint of adventure Classic Indulgents Classic elegance, hassle-free luxury Smart Self-reliants Casual + sensible, desiring good value Independent-Minded Travelers Seeking unique experiences worth sharing

Video Hyatt Place / Hyatt House Behind the Scenes

HYATT / GROWING WITH FOCUS 2016 New Portfolio Additions Unlock Growth Active pipeline fueled by strong consumer & owner demand 10 Hotels Open 5 Hotels Open 57 THE UNBOUND COLLECTION BY HYATT CALLUP GREAT WORKPLACE AWARD

Video Centric

Video Unbound Collection

HYATT / GROWING WITH FOCUS 2016 60 THE UNBOUND COLLECTION BY hyatt

HYATT / GROWING WITH FOCUS 2016 Segmentation Has Informed Business, Marketing & Customer Strategy 61 Informed experience strategy Identified target customers by brand Informed brand positioning, marketing decisions and messaging to better compete in the marketplace and win share Identified brand overlap/opportunity Clarified role of master-brand and loyalty brands relative to sub-brands to better drive revenue growth

MARK HOPLAMAZIAN President and Chief Executive Officer Cultivate the Best People and Evolving the Culture HYATT

HYATT / GROWING WITH FOCUS 2016 BUILD & DELIVER OPERATE GROW Brand-led Experiences with Excellence with Intent GOAL: CULTIVATE The Best People and Evolve the Culture 63 PURPOSE: We care for people so they can be their best become the most PREFERRED hospitality brand ? LOVED AND RESPECTED BY ALL

It All Begins with Our Colleagues 64

HYATT / GROWING WITH FOCUS 2016 Our Culture Drives Performance 65 WE care FOR PEOPLE SO THEY CAN BE THEIR BEST

HYATT / GROWING WITH FOCUS 2016 Strong Colleague Engagement One of 5 employers recognized by Gallup in 2016 with ?highest distinction? One of the World?s Best Multinational Workplaces recognized by Fortune for three years in a row (#11 in 2016) 66 GALLUP GREAT WORKPLACE AWARD GREAT PLACE TO WORK WORLD ?S BEST MULTINATIONAL WORKPLACES 2016

HYATT / GROWING WITH FOCUS 2016 Enabled by Colleague-Facing Innovation 67 MOVED FROM . . . MOVED TO . . . Paper based, manually prepared schedules that require dual data entry Colleagues can view schedules and request time off through mobile. Future enhancements include shift swapping and the ability to pick up open shifts Front office operating system which was keystroke and data heavy New operating interface that allows colleagues to engage with guests and understand their needs Mobile Scheduling Colleague Advantage

HYATT / GROWING WITH FOCUS 2016 Result: Colleague, Guest and Owner Satisfaction 68

MARK HOPLAMAZIAN President and Chief Executive Officer Operate With Excellence

HYATT / GROWING WITH FOCUS 2016 70 BUILD & DELIVER OPERATE GROW Brand-led Experiences with Excellence with Intent GOAL: CULTIVATE The Best People and Evolve the Culture PURPOSE: We care for people so they can be their best become the most PREFERRED hospitality brand ? LOVED AND RESPECTED BY ALL

HYATT / GROWING WITH FOCUS 2016 Embraced a New, Data-Insight-Driven Model for Asset Management Links property-level revenue enhancement and profit improvement opportunities to Hyatt?s strategic priorities ?Dream team? of ~12 operators and corporate colleagues spends a week at each property, working with the hotel team to formulate recommendations Initially targeted owned and leased hotels, but now includes joint ventures and managed hotels By the end of 2017, model will have been applied to two-thirds of our owned portfolio Owned and Leased Portfolio Hotels benefiting from new model 2015 ? 2016 41% Hotels benefiting from new model 2017 (planned) 26% 71

HYATT / GROWING WITH FOCUS 2016 New Approach Yielding Impressive Results 72 12 months prior to visit ~32.5% ~36% 12 months after visit Gross Operating Profit Margins of Hotels using New Asset Management Model in 2015 Over 50% of the hotels have increased RevPAR Index Over 60% of the hotels have experienced flow through &gt; 75% Hotel productivity has increased by more than 6% 12 months prior to visit 8.3% Growth 12 months after visit Revenue Impact to Hotels using New Asset Management Model in 2015

Member Discount Program Driving Preference with Guests and Owners Member Discount Revenue since April 2016 56% of Hotels increased RevPAR Index 51% of Hotels increased ADR Index Impact of Member Discount program on ADR / RevPAR (April -August 2016) New Loyalty Members 33% Existing Loyalty Members 27% Previously Inactive Loyalty Members 40% 73

HYATT / GROWING WITH FOCUS 2016 Operating With Excellence for Colleagues, Customers and Owners 74

PAT GRISMER Chief Financial Officer Grow With Intent HYATT

HYATT / GROWING WITH FOCUS 2016 BUILD & DELIVER OPERATE GROW Brand-led Experiences with Excellence with Intent GOAL: CULTIVATE The Best People and Evolve the Culture PURPOSE: We care for people so they can be their best become the most PREFERRED hospitality brand ? LOVED AND RESPECTED BY ALL 76

HYATT / GROWING WITH FOCUS 2016 Consuming Class Penetration Highlights Global Growth Opportunity Americas: 640 hotels* Europe: 665 hotels* China: 61 hotels* Middle East & Africa: 162 hotels* Total Asia: 103 hotels* India: 144 hotels* 77 *per million consuming class households Source: Oxford Economics

HYATT / GROWING WITH FOCUS 2016 Pipeline Has Grown Aggressively 27,000 61,000 2009 Q3 2016 Hyatt Pipeline Rooms 22% 36% 2009 Q3 2016 Hyatt Pipeline Rooms as a % of Total Rooms 12% CAGR 78 As of 9/30/2016

HYATT / GROWING WITH FOCUS 2016 LUXURY Substantial Pipeline Within Each Chain Scale Segment 25% UPPER UPSCALE 34% UPSCALE 41% % of Rooms in Pipeline Illustrative Average Annual Fee Per Room based on Historicals $3,750 $2,500 $1,875 79 As of 9/30/2016 THE UNBOUND COLLECTION BY hyatt CALLUP GREAT WORKPLACE AWARD GREAT PLACE TO WORK WORLD?S BEST MULTINATIONAL WORKPLACES 2016 THE UNBOUND COLLECTION BY HYATT GRAND HYATT ANDAZ PARK HYATT HYATT REGENCY HYATT CENTRIC HYATT PLACE HYATT HOUSE

HYATT / GROWING WITH FOCUS 2016 AMERICAS Luxury 4% Substantial Pipeline Within Each Region Upper Upscale 5% Upscale 21% 17% of Existing 31% Base ASPAC Luxury 13% Upper Upscale 19% Upscale 12% 100% of Existing 44% Base EAME—SWA Luxury 7% Upper Upscale 11% Upscale 7% 81% of Existing 25% Base % of Rooms in Pipeline As of 9/30/2016 80

Growing presence in key asset types. Growth over the past 7 years: As of 9/30/2016 Opening Hotels Where Our Guests Want Us to Be New Markets Focused Presence Entered 135 new markets and 9 new countries over the past 7 years New Line of Business Entered all inclusive resort business with investment in Playa Hotels and Resorts B.V. 81 2009 2016 Primary Convention Markets 31 35 Resort Markets 32 46 Gateway Cities 74 84 Urban Select Service Markets 6 55

HYATT / GROWING WITH FOCUS 2016 Value Created by Full Service Asset Recycling Joint ventures are not included in the above Number of Properties Average EBITDA Multiple Gains (Recognized and Deferred) Total Gross Proceeds Average Sales Price per Room Annual Fees Paid to Hyatt Post Sale 22 $1.5B $219K 16.4X $452M $ 32M DISPOSITIONS Number of Properties Average EBITDA Multiple Total Acquisition Cost Average Acquisition Cost per Room 15 $2.6B $392K 15.8X ACQUISITIONS Full Service Asset Recycling Since 2009 82

HYATT / GROWING WITH FOCUS 2016 Improved Quality of Owned and Leased Portfolio 26% 4% 1% 7% 62% Year-Ended 12/31/2009 Q3 2016 NOTE: Markets ranked using Hyatt?s internal Market Ranking Tool 66% 16% 9% 3% 6% 83 A Markets (Top Tier) B Markets C Markets D Markets (Lowers Tier) Select Service

HYATT / GROWING WITH FOCUS 2016 Value Also Unlocked by Select Service Recycling Joint ventures are not included in the above Number of Properties Average EBITDA Multiple Gains (Recognized and Deferred) Total Gross Proceeds Average Sales Price per Room Annual Fees Paid to Hyatt Post Sale 73 $1.2B $120K 13.3X $248M $20M DISPOSITIONS Number of Properties Average EBITDA Multiple Total Acquisition Cost Average Acquisition Cost per Room 18 $0.6B $197K 15.3X ACQUISITIONS 84 Select Service Recycling Since 2009

HYATT / GROWING WITH FOCUS 2016 Owned Real Estate: Valuable Catalyst for Growth Chain Scale Owned Rooms Illustrative Gross Market Value Per Room Illustrative Gross Market Value Luxury 4,972 ~$700K ~$3.5B Upper Upscale 12,742 ~$270K ~$3.5B ~$7.0B As of September 30, 2016. Chain scale defined by STR. Excludes leased hotels and hotels owned by unconsolidated hospitality ventures 85 THE UNBOUND COLLECTION BY hyatt CALLUP GREAT WORKPLACE AWARD GREAT PLACE TO WORK WORLD?S BEST MULTINATIONAL WORKPLACES 2016 THE UNBOUND COLLECTION BY HYATT GRAND HYATT ANDAZ PARK HYATT HYATT REGENCY HYATT CENTRIC HYATT PLACE HYATT HOUSE

HYATT / GROWING WITH FOCUS 2016 Expect Owned Portfolio to Continue to Evolve KEY CONSIDERATIONS: Overall Deal Economics, Tax Impact, Market Conditions, Reinvestment Opportunities Evolution of Owned and Leased Hotels Upscale United States Secondary and tertiary markets LESS Luxury and Upper Upscale International Key gateway cities and resorts MORE 86

PAT GRISMER Chief Financial Officer Growing Shareholder Returns

Management and Franchise Fees Have Grown at Double?Digit Rate 88 (1) Includes all third party fees. * The Company?s forecasts are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company?s expectations may change. There can be no assurance that the Company will achieve these results $307 ~ $447 2012 2013 2014 2015 2016F* Base, Franchise, Incentive, and Other Fee Revenue (1) (millions) 10% CAGR

$442 ~ $515 2012 2013 2014 2015 2016F* Owned and Leased Segment Adjusted EBITDA (millions) Faster than Our Owned Business 89 4% 2012-2016F CAGR * The Company?s forecasts are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company?s expectations may change. There can be no assurance that the Company will achieve these results.

HYATT / GROWING WITH FOCUS 2016 Contributing to Improved Margins and Asset Returns 26% ~30% 0% 10% 20% 30% 40% 2012 2013 2014 2015 2016F* Adjusted EBITDA Margin 6.5% ~ 8.0% -1.0% 1.0% 3.0% 5.0% 7.0% 9.0% 11.0% 2012 2013 2014 2015 TTM as of Q3 2016 ROGA +400 bps +150 bps * The Company?s forecasts are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company?s expectations may change. There can be no assurance that the Company will achieve these results. 21% Percentage of Rooms Owned 12% 21% Percentage of Rooms Owned 12% 90

Owned and Leased Properties Generate over Half of Adjusted EBITDA Owned and Leased 56% Americas 35% EAME / SWA 3% ASPAC 6% 2016F Adjusted EBITDA Composition by Segment(1) (1) Excludes corporate and other * The Company?s forecasts are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company?s expectations may change. There can be no assurance that the Company will achieve these results 91

HYATT / GROWING WITH FOCUS 2016 85% of Adjusted EBITDA Generated in the Americas We expect to source more of our earnings from higher-growth international markets over time (1) Excludes corporate and other 92

HYATT / GROWING WITH FOCUS 2016 Shape of Development Pipeline Demonstrates Magnitude of Geographic Shift 71% 12% 17% Existing Rooms (1) (1) As of 9/30/2016. Total Hotels; includes All-Inclusive properties; excludes branded residences, serviced apartments and vacation ownership properties (2) Assumes all pipeline hotels open 31% 25% 44% Americas EAME & SWA ASPAC Pipeline 16% 60% 24% Pro Forma (2) 93

HYATT / GROWING WITH FOCUS 2016 While also Highlighting Strong International Growth Rates, Notably China and India 17% 12% 4% ASPAC EAME SWA Americas 20% 9% China India Projected Annual Growth Rates in Rooms 2016-2019* Projected Annual Growth Rates in Rooms 2016-2019* * The Company?s forecasts are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company?s expectations may change. There can be no assurance that the Company will achieve these results. 94

HYATT / GROWING WITH FOCUS 2016 Multi-Faceted Earnings Growth Model Comparable RevPAR New Hotels Increased Margins Strong Adjusted EBITDA growth New Businesses 95

Sustainable Mid-to-high Single Digit Earnings Growth Model

HYATT



Ongoing EBITDA † Growth Model
(excluding impact of foreign currency translation and owned and leased transactions)
0% - 5%
~2%
~1%
~1%
~4% - 9%
9%
Comparable RevPAR Growth
New Hotels
O&L Margin Expansion
Adjusted SG&A Leverage
Total Growth
2010–2016 EBITDA Projected CAGR

Annual Growth Tied to Industry Cycle

HYATT / GROWING WITH FOCUS 2016 96

HYATT / GROWING WITH FOCUS 2016 Balance Sheet Enables Capital Deployment to Stimulate Growth 97 2.2x 3.0x S&P Adjusted Leverage Ratio as of 6/30/2016 Target Ratio Adjusted Leverage Ratio

HYATT / GROWING WITH FOCUS 2016 Since IPO, Returned $2.2B to Shareholders Without Reducing Liquidity of Stock 98 $396 $136 $275 $445 $715 $268 2011 2012 2013 2014 2015 2016 YTD Share Repurchase ($ millions) 330 478 311 345 468 537 2011 2012 2013 2014 2015 2016 YTD Average Daily Trading Volume (thousands of shares) As of 9/30/2016

HYATT / GROWING WITH FOCUS 2016 Openings Pipeline Loyalty Program Market Share Strong Growth Model Strengthening 99 CUSTOMER FOCUS EXPERIENCES TO DRIVE PREFERENCE MULTIPLE LEVERS OF GROWTH MOMENTUM RevPAR Growth Margin Improvement Hotel Development PERFORMANCE

MARK HOPLAMAZIAN President and Chief Executive Officer Closing Thoughts

HYATT / GROWING WITH FOCUS 2016 Growing with Focus CUSTOMER FOCUS EXPERIENCES TO DRIVE PREFERENCE MULTIPLE LEVERS OF GROWTH Increasingly brand-led and experiencedriven Intense focus on our core high-end customers -not scale- is the key to our growth Growth through both traditional means and adjacent spaces 101

Tom Pritzker Executive Chairman of the Board Concluding Remarks

HYATT GROWING WITH FOCUS November 22, 2016

HYATT / GROWING WITH FOCUS 2016 APPENDIX

Hyatt Hotels Corporation

Definitions; Non-GAAP Financial Measures; Reconciliations of Non-GAAP Financials Measures to U.S. GAAP

This presentation includes references to certain financial measures, each identified with the symbol “†”, that are not calculated or presented in accordance with United States GAAP. These non-GAAP financial measures have important limitations and should not be considered in isolation or as a substitute for measures of the Company’s financial performance prepared in accordance with GAAP. In addition, these non-GAAP financial measures, as presented, may not be comparable to similarly titled measures of other companies due to varying methods of calculations.

Adjusted Earnings Before Interest Expense, Taxes, Depreciation and Amortization (“Adjusted EBITDA”) and EBITDA

We use the terms Adjusted EBITDA, EBITDA and Adjusted EBITDA margin in this presentation. Adjusted EBITDA, EBITDA and Adjusted EBITDA margin, as the Company defines them, are non-GAAP measures.

We define consolidated Adjusted EBITDA as net income attributable to Hyatt Hotels Corporation plus its pro rata share of unconsolidated hospitality ventures Adjusted EBITDA based on its ownership percentage of each venture, adjusted to exclude the following items:

•	equity earnings (losses) from unconsolidated hospitality ventures;

•	stock-based compensation expense;

•	asset impairments;

•	gains (losses) on sales of real estate;

•	other income (loss), net;

•	depreciation and amortization;

•	interest expense; and

•	provision for income taxes.

Effective January 1, 2016, our definitions of Adjusted EBITDA and Adjusted selling, general, and administrative expenses, as defined below, have been updated to exclude stock-based compensation expense, to facilitate comparison with our competitors. We have applied this change in the definition of Adjusted EBITDA to historical results to allow for comparability between the periods presented.

We calculate consolidated Adjusted EBITDA by adding the Adjusted EBITDA of each of our reportable segments to corporate and other Adjusted EBITDA.

Our board of directors and executive management team focus on Adjusted EBITDA as a key performance and compensation measure both on a segment and on a consolidated basis. Adjusted EBITDA assists us in comparing our performance over various reporting periods on a consistent basis because it removes from our operating results the impact of items that do not reflect our core operating performance both on a segment and on a consolidated basis. Our president and chief executive officer, who is the chief operating decision maker, also evaluates the performance of each of our reportable segments and determines how to allocate resources to those segments, in significant part, by assessing the Adjusted EBITDA of each segment. In addition, the compensation committee of our board of directors determines the annual variable compensation for certain members of our management based in part on consolidated Adjusted EBITDA, segment Adjusted EBITDA or some combination of both.

We believe Adjusted EBITDA is useful to investors because it provides investors the same information that the Company uses internally for purposes of assessing operating performance and making compensation decisions.

Adjusted EBITDA and EBITDA are not substitutes for net income attributable to Hyatt Hotels Corporation, net income, cash flows from operating activities or any other measure prescribed by generally accepted accounting principles (GAAP). There are limitations to using non-GAAP measures such as Adjusted EBITDA and EBITDA. Although we believe that Adjusted EBITDA can make an evaluation of our operating performance more consistent because it removes items that do not reflect our core operations, other companies in our industry may define Adjusted EBITDA differently than we do. As a result, it may be difficult to use Adjusted EBITDA or similarly named non-GAAP measures that other companies may use to compare the performance of those companies to our performance. Because of these limitations, Adjusted EBITDA should not be considered as a measure of the income generated by our business or discretionary cash available to us to invest in the growth of our business. Our management compensates for these limitations by reference to its GAAP results and using Adjusted EBITDA supplementally.

Adjusted EBITDA Margin

We define Adjusted EBITDA margin as Adjusted EBITDA divided by total revenues, net of other revenues from managed properties. Other revenues from managed properties reflect reimbursed costs incurred on behalf of managed hotel property owners.

Adjusted Selling, General, and Administrative Expenses

Adjusted selling, general, and administrative expenses, as we define it, is a non-GAAP measure. Adjusted selling, general, and administrative expenses exclude the impact of expenses related to benefit programs funded through rabbi trusts and stock-based compensation expense. Adjusted selling, general, and administrative expenses assist us in comparing our performance over various reporting periods on a consistent basis since it removes from our operating results the impact of items that do not reflect our core operating performance, both on a segment and consolidated basis.

Comparable Owned and Leased Hotels Segment Operating Margin

We define Comparable Owned and Leased Hotels Segment Operating Margin as the difference between comparable owned and leased hotels revenues and comparable owned and leased hotels expenses. Comparable owned and leased hotels revenues is calculated by removing non-comparable hotels revenues from owned and leased hotels revenues as reported in our condensed consolidated statements of income. Comparable owned and leased hotels expenses is calculated by removing both non-comparable owned and leased hotels expenses and the impact of expenses funded through rabbi trusts from owned and leased hotels expenses as reported in our condensed consolidated statements of income. Comparable Owned and Leased Hotels Segment Operating margin, as we define it, is an operating segment performance metric.

Comparable Hotels

“Comparable systemwide hotels” represents all properties we manage or franchise (including owned and leased properties) and that are operated for the entirety of the periods being compared and that have not sustained substantial damage, business interruption or undergone large scale renovations during the periods being compared or for which comparable results are not available. We may use variations of comparable systemwide hotels to specifically refer to comparable systemwide Americas full service or select service hotels for those properties that we manage or franchise within the Americas management and franchising segment, comparable systemwide ASPAC full service or select service hotels for those properties that we manage or franchise within the ASPAC management and franchising segment, or comparable systemwide EAME/SW Asia full service or select service hotels for those properties that we manage within the EAME/SW Asia management segment. “Comparable operated hotels” is defined the same as “comparable systemwide hotels” with the exception that it is limited to only those hotels we manage or operate and excludes hotels we franchise. “Comparable owned and leased hotels” represents all properties we own or lease and that are operated and consolidated for the entirety of the periods being compared and have not sustained substantial damage, business interruption or undergone large scale renovations during the periods being compared or for which comparable results are not available. Comparable systemwide hotels and comparable owned and leased hotels are commonly used as a basis of measurement in our industry. “Non-comparable systemwide hotels” or “non-comparable owned and leased hotels” represent all hotels that do not meet the respective definition of “comparable” as defined above.

Constant Dollar Currency

We report the results of our operations both on an as-reported basis, as well as on a constant dollar basis. Constant dollar currency, which is a non-GAAP measure, excludes the effects of movements in foreign currency exchange rates between comparative periods. We believe constant dollar analysis provides valuable information regarding our results as it removes currency fluctuations from our operating results. We calculate constant dollar currency by restating prior-period local currency financial results at the current period’s exchange rates. These adjusted amounts are then compared to our current period reported amounts to highlight operationally driven variances in our results.

Gross Operating Profit (GOP)

Gross operating profit (GOP), as we define it, is calculated by subtracting total undistributed expenses from total departmental profit. Undistributed expenses consist largely of general and administrative, utilities, and maintenance expenses. The gross operating profit percentage is calculated by dividing the dollar amount of gross operating profit by total operating revenue.

Gross Operating Profit (GOP) Flow Through

Gross operating profit (GOP) flow-through, as we define it, is calculated by dividing the change in GOP by the change in total operating revenue.

Productivity

Productivity, as we define it, is calculated by dividing total hours worked by total occupied rooms for a hotel or group of hotels.

Return on Average Gross Assets (ROGA)

Return on average gross assets (ROGA), as we define it, is a non-GAAP measure. We calculate ROGA as Adjusted EBITDA divided by average gross assets. We define gross assets as total assets plus accumulated depreciation of property, plant, and equipment. We believe ROGA is useful to investors because it provides investors the same information that the Company uses internally for purposes of evaluating performance and making compensation decisions.

Revenue per Available Room (RevPAR)

RevPAR is the product of the average daily rate (ADR) and the average daily occupancy percentage. RevPAR does not include non-room revenues, which consist of ancillary revenues generated by a hotel property, such as food and beverage, parking, telephone and other guest service revenues. Our management uses RevPAR to identify trend information with respect to room revenues from comparable properties and to evaluate hotel performance on a regional and segment basis. RevPAR is a commonly used performance measure in our industry.

RevPAR changes that are driven predominantly by changes in occupancy have different implications for overall revenue levels and incremental profitability than do changes that are driven predominantly by changes in average room rates. For example, increases in occupancy at a hotel would lead to increases in room revenues and additional variable operating costs (including housekeeping services, utilities and room amenity costs), and could also result in increased ancillary revenues (including food and beverage). In contrast, changes in average room rates typically have a greater impact on margins and profitability as there is no substantial effect on variable costs.

Average Daily Rate (ADR)

ADR represents hotel room revenues, divided by the total number of rooms sold in a given period. ADR measures average room price attained by a hotel and ADR trends provide useful information concerning the pricing environment and the nature of the customer base of a hotel or group of hotels. ADR is a commonly used performance measure in our industry, and we use ADR to assess the pricing levels that we are able to generate by customer group, as changes in rates have a different effect on overall revenues and incremental profitability than changes in occupancy, as described above.

Occupancy

Occupancy represents the total number of rooms sold divided by the total number of rooms available at a hotel or group of hotels. Occupancy measures the utilization of a hotel’s available capacity. We use occupancy to gauge demand at a specific hotel or group of hotels in a given period. Occupancy levels also help us determine achievable ADR levels as demand for hotel rooms increases or decreases.

RevPAR Index

RevPAR index, as defined by Smith Travel Research, is calculated as hotel RevPAR divided by competitive set RevPAR, multiplied by 100.

ADR Index

ADR index, as defined by Smith Travel Research, is calculated as hotel Average Daily Rate divided by competitive set Average Daily Rate, multiplied by 100.

Hyatt Hotels Corporation

Reconciliation of Non-GAAP to GAAP Financial Measures

Net Income, EBITDA (†), Adjusted EBITDA (†) and Adjusted EBITDA Margin % (†)

($ in millions)

The Company’s forecasts are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results.

						2016 Forecast Range
	2009	2012	2013	2014	2015	Low Case	Mid		High Case
Adjusted EBITDA	$425	$628	$706	$777	$750	$785	$790		$795
Equity earnings (losses) from unconsolidated hospitality ventures	(13)	(22)	(1)	25	(64)	72			72
Stock-based compensation expense	(19)	(22)	(26)	(49)	(23)	(25)			(25)
Asset impairments	(12)	—	(22)	(17)	(5)	nm			nm
Gains (losses) on sales of real estate	—	—	125	311	9	(21)			(21)
Other income (loss), net	(48)	7	17	(17)	(5)	3			4
Discontinued operations, net of tax	(3)	—	—	—	—	nm			nm
Net (income) loss attributable to noncontrolling interests	3	1	2	(2)	—	nm			nm
Pro rata share of unconsolidated hospitality ventures Adjusted EBITDA	(59)	(73)	(68)	(80)	(80)	(98)			(100)

EBITDA	274	519	733	948	582	716			725
Depreciation and amortization	(269)	(353)	(345)	(354)	(320)	(342)			(340)
Interest expense	(56)	(70)	(65)	(71)	(68)	(76)			(76)
(Provision) benefit for income taxes	8	(8)	(116)	(179)	(70)	(92)			(96)

Net income (loss) attributable to Hyatt Hotels Corporation	$(43)	$88	$207	$344	$124	$206			$213

Total Revenues	$3,330	$3,949	$4,184	$4,415	$4,328		$4,400
Less: Other revenues from managed properties (a)	1,278	1,543	1,622	1,707	1,786		1,800

Revenues, as adjusted	$2,052	$2,406	$2,562	$2,708	$2,542		$2,600

Adjusted EBITDA Margin %	21%	26%	28%	29%	30%		30	% (b)

NOTE: “nm” reflects not meaningful.

(a)	The Company includes in total revenues the reimbursement of costs incurred on behalf of managed hotel property owners with no added margin and includes in direct and selling, general, and administrative expenses these reimbursed costs. These costs relate primarily to payroll costs where the Company is the employer.
(b)	Forecasted Adjusted EBITDA margin is based on the mid-point of the Adjusted EBITDA forecast.

Hyatt Hotels Corporation

Non-GAAP Financial Measure

Return on Average Gross Assets (ROGA) (†)

($ in millions)

The Company’s forecasts are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results.

	2008	2009	2011	2012	2013	2014	2015	3Q15	3Q16 (a)
Adjusted EBITDA		$425		$628	$706	$777	$750		$792

Total Assets (b)	6,103	7,141	7,490	7,624	8,170	8,137	7,591	7,667	7,647
Plus: Accumulated depreciation of property, plant and equipment	1,716	1,914	2,040	2,212	2,345	2,022	2,221	2,179	2,331

Gross Assets	7,819	9,055	9,530	9,836	10,515	10,159	9,812	9,846	9,978
Average Gross Assets (c)		$8,437		$9,683	$10,176	$10,337	$9,986		$9,912

Return on Average Gross Assets %		5.0%		6.5%	6.9%	7.5%	7.5%		8.0%

(a)	Adjusted EBITDA is on a trailing 12-month basis.
(b)	Total assets, as restated for the adoption of ASU 2015-03.
(c)	Average gross assets is calculated based upon an average of the gross assets at the beginning of the period and end of period.